Exhibit 10.59

EXECUTION COPY

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), made by way of deed December 21, 2010, among NCL CORPORATION LTD., a Bermuda company with its registered office as of the date hereof at Milner House, 18 Parliament Street, Hamilton HM12, Bermuda, as Parent, BREAKAWAY TWO, LTD., a Bermuda company with its registered office as of the date hereof at Milner House, 18 Parliament Street, Hamilton HM12, Bermuda, as Borrower, certain lenders party to the Credit Agreement referred to below on the date hereof (the “Lenders”) and COMMERZBANK AKTIENGESELLSCHAFT, as Hermes Agent.

W I T N E S S E T H:

WHEREAS, the Parent, the Borrower, the Lenders, the Facility Agent and the Hermes Agent, among others, are parties to a credit agreement dated November 18, 2010 (the “Credit Agreement”);

WHEREAS, subject to the terms, conditions and agreements herein set forth, the parties hereto have agreed to amend the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.	Interpretation

1. Save as defined in this Amendment, words and expressions defined in the Credit Agreement shall have the same meanings in this Amendment.

2. Section 14.16 (Third Party Rights) of the Credit Agreement shall be deemed to be incorporated into this Amendment save that references in the Credit Agreement to “this Deed” shall be construed as references to this Amendment.

II.	Agreement of Parties

1. Pursuant to the terms of the Credit Agreement, each party hereto agrees and consents to the amendments to the Credit Agreement contemplated by this Amendment.

2. Each of the parties hereto agrees and acknowledges that, save as amended by this Amendment, the Credit Agreement and each Credit Document to which it is a party shall continue in full force and effect.

3. Each of the Credit Parties agrees that the guarantee and indemnity contained in section 15.01 (Guaranty and Indemnity) of the Credit Agreement shall, on and after the Amendment Effective Date continue in full force and effect and extend to the liabilities and obligations of the Borrower under the Credit Agreement and the other Credit Documents (as amended and restated from time to time) including as varied, amended, supplemented or extended by this Amendment.

4. Each Credit Party shall, at the request of the Facility Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Amendment.

III.	Amendments to the Credit Agreement

1. The definition of “Payment Date” appearing in Section 1.01 (Defined Terms) of the Credit Agreement is hereby deleted in its entirety and the following definition is substituted in lieu thereof:

“Payment Date” shall mean (i) prior to the Delivery Date, each sixth month anniversary of the Initial Borrowing Date (or, if a sixth month anniversary of the Initial Borrowing Date does not fall on a Business Day, the first Business Day that is after such sixth month anniversary of the Initial Borrowing Date), (ii) the Delivery Date and (iii) after the Delivery Date, each semi-annual date on which a Scheduled Repayment is made pursuant to Section 4.02(a), commencing on the first Business Day that is on or after the sixth month anniversary of the Borrowing Date in relation to the Delivery Date and ending on the Maturity Date.

2. Section 3.01 (Commitment Commission) of the Credit Agreement is hereby amended by deleting the phrase “each Payment Date” appearing in the last sentence of clause (a) of said section and in lieu thereof inserting the phrase “the last Business Day of each March, June, September and December, commencing with December 2010”.

IV.	Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Amendment Effective Date (as defined below) immediately after giving effect to this Amendment on such date and (ii) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on the Amendment Effective Date immediately after giving effect to this Amendment on such date, with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date). Such representations shall survive the execution of this Amendment.

2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

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3. Except as expressly modified hereby, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and the other Credit Documents, and all rights of the Lenders and the Agents and all of the Obligations under each of the Credit Documents, shall remain in full force and effect.

4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterpart when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Facility Agent. Any party hereto may execute and deliver a counterpart of this Amendment by delivering by facsimile or other electronic transmission a signature page of this Amendment signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature.

5. THIS AMENDMENT AND ANY NON-CONTRACTUAL OBLIGATIONS ARISING OUT OF OR IN CONNECTION WITH IT ARE GOVERNED BY ENGLISH LAW. THE COURTS OF ENGLAND HAVE EXCLUSIVE JURISDICTION TO SETTLE ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT (INCLUDING A DISPUTE RELATING TO THE EXISTENCE, VALIDITY OR TERMINATION OF THIS AMENDMENT OR ANY NON-CONTRACTUAL OBLIGATION ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT) (A “DISPUTE”). THE PARTIES HERETO AGREE THAT THE COURTS OF ENGLAND ARE THE MOST APPROPRIATE AND CONVENIENT COURTS TO SETTLE DISPUTES AND ACCORDINGLY NO PARTY HERETO WILL ARGUE TO THE CONTRARY. THIS SECTION 5 IS FOR THE BENEFIT OF THE LENDERS, AGENTS AND SECURED CREDITORS. AS A RESULT, NO SUCH PARTY SHALL BE PREVENTED FROM TAKING PROCEEDINGS RELATING TO A DISPUTE IN ANY OTHER COURTS WITH JURISDICTION. TO THE EXTENT ALLOWED BY LAW, THE LENDERS, AGENTS AND SECURED CREDITORS MAY TAKE CONCURRENT PROCEEDINGS IN ANY NUMBER OF JURISDICTIONS. EACH PARTY TO THIS AMENDMENT EXPRESSLY AGREES AND CONSENTS TO THE PROVISIONS OF THIS SECTION 5.

6. This Amendment shall take effect as a deed on the date (the “Amendment Effective Date”) when the following condition shall have been satisfied: the Parent, the Borrower, the Hermes Agent, and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip (facsimile number: 212-354-8113 / e-mail address: myip@whitecase.com);

7. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as a deed on the date first above written.

Signed as a deed for and on behalf of NCL CORPORATION LTD., a Bermuda company, as Parent and Guarantor, by

_______________________, being a person who, in accordance with the laws of that territory,

full name of person signing

is acting under the authority of the company under a power of attorney, dated ______________, 2010.

By:	/s/ Authorized Signatory

Title:

Authorized signatory

[First Amendment to Breakaway Two Credit Agreement]

Signed as a deed and delivered on behalf of BREAKAWAY TWO, LTD., a Bermuda company, as Borrower, by

_______________________, being a person who, in accordance with the laws of that territory, is acting under the authority full name of person signing

of the company under a power of attorney dated ____________ , 2010.

By:	/s/ Authorized Signatory

Title:

Authorized signatory

[First Amendment to Breakaway Two Credit Agreement]

Signed as a deed and delivered on behalf of KFW IPEX-BANK GMBH, a bank organized under the laws of Germany, by
	and		, being persons who,
full name of person signing		full name of person signing

in accordance with the laws of that territory, are acting under the authority of the bank.

By:	/s/ Authorized Signatory

Title:

By:	/s/ Authorized Signatory

Title:

Authorized signatories

[First Amendment to Breakaway Two Credit Agreement]

Signed as a deed and delivered on behalf of NORDEA BANK NORGE ASA, a bank organized under the laws of Norway, by
	and		, being persons who,
full name of person signing		full name of person signing

in accordance with the laws of that territory, are acting under the authority of the bank.

By:	/s/ Authorized Signatory

Title:

By:	/s/ Authorized Signatory

Title:

Authorized signatories

[First Amendment to Breakaway Two Credit Agreement]

Signed as a deed and delivered on behalf of DnB NOR BANK ASA, a bank organized under the laws of Norway, by

________________________, being a person who, in accordance with the laws of that territory, is acting under the authority full name of person signing

of the bank.

By:	/s/ Authorized Signatory

Title:

Authorized signatory

[First Amendment to Breakaway Two Credit Agreement]

Signed as a deed and delivered on behalf of DEUTSCHE SCHIFFSBANK AKTIENGESELLSCHAFT, a bank organized under the laws of Germany, by
	and		, being persons who,
full name of person signing		full name of person signing

in accordance with the laws of that territory, are acting under the authority of the bank.

By:	/s/ Authorized Signatory

Title:

By:	/s/ Authorized Signatory

Title:

Authorized signatories

[First Amendment to Breakaway Two Credit Agreement]

Signed as a deed and delivered on behalf of HSBC BANK PLC, acting by its duly authorized attorney-in-fact

___________________________, dated ___________________, 2010, in accordance with the laws of that territory, in the presence full name of person signing

of __________________________.

full name of witness

By:	/s/ Authorized Signatory

Title:

Authorized signatory

By:	/s/ Authorized Signatory

Title:

Witness

[First Amendment to Breakaway Two Credit Agreement]

Signed as a deed and delivered on behalf of COMMERZBANK AKTIENGESELLSCHAFT, a bank organized under the laws of Germany, as Hermes Agent, by
	and		, being persons who,
full name of person signing		full name of person signing

in accordance with the laws of that territory, are acting under the authority of the bank.

By:	/s/ Authorized Signatory

Title:

By:	/s/ Authorized Signatory

Title:

Authorized signatories

[First Amendment to Breakaway Two Credit Agreement]